CONSOLIDATED STATEMENTS OF INCOME (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenues	$ 113,909	$ 69,927	$ 52,235
Cost of revenues	66,459	40,067	29,921
Gross profit	47,450	29,860	22,314
Operating expenses:
Research and development, net	10,169	5,008	3,293
Selling, marketing, general and administrative	25,236	18,113	12,310
Acquisitions-related and restructuring costs	0	1,115	0
Total operating expenses	35,405	24,236	15,603
Operating income	12,045	5,624	6,711
Financial income (expenses), net	193	104	(364)
Income before taxes on income	12,238	5,728	6,347
Taxes on income (tax benefit)	435	(230)	177
Net income	11,803	5,958	6,170
Attributable to non-controlling interests	23	61	18
Net income attributable to Sapiens' shareholders	$ 11,780	$ 5,897	$ 6,152
Net earnings per share attributable to Sapiens' shareholders
Basic	$ 0.29	$ 0.21	$ 0.28
Diluted	$ 0.28	$ 0.19	$ 0.28